Exhibit 3.1

                            ARTICLES OF INCORPORATION
                                       OF
                        NATURAL GAS SERVICES GROUP, INC.

         The undersigned, who, if a natural person, is eighteen years of age or older, hereby establishes a corporation pursuant to the Colorado Business Corporation Act, as amended, and adopts the following Articles of Incorporation:

                                   ARTICLE I.
                                      NAME

         The name of the corporation is Natural Gas Services Group, Inc.

                                   ARTICLE II.
                               AUTHORIZED CAPITAL
                                AND SHAREHOLDERS

         1. The aggregate number of shares which the corporation shall have authority to issue is 30,000,000 shares of $0.01 par value common stock and 5,000,000 shares of $0.01 par value preferred stock. The preferred stock may be issued in any number of series, as determined by the board of directors. The board of directors may by resolution fix the designation and number of shares of any such series and may determine, alter or revoke the rights, including voting rights, preferences, privileges and restrictions pertaining to any wholly unissued shares. The board of directors may thereafter in the same manner increase or decrease the number of shares of any such series (but not below the number of shares of that series then outstanding).

         2. Each shareholder of record shall have one vote for each share of stock standing in the shareholder's name on the books of the corporation and entitled to vote, except that in the election of directors each shareholder shall have as many votes for each share held by him as there are directors to be elected and for whose election the shareholder has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise.

         3. Unless otherwise ordered by a court of competent jurisdiction, at all meetings of shareholders a majority of the shares of a voting group entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum of that voting group.

         4. Except as bylaws adopted by the shareholders may provide for a greater voting requirement and except as otherwise set forth herein, action on a matter is approved if a quorum exists and if the votes cast favoring the action exceed the votes cast opposing the action. Any bylaw adding, changing or deleting a greater quorum or voting requirement for shareholders shall meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever are greater.

         5. Any action required or permitted to be taken by shareholders of the corporation must be taken at a duly called annual or special meeting of such shareholders and may not be taken by consent in writing by such shareholders.

                                  ARTICLE III.
                          OFFICES AND REGISTERED AGENT

         1. The street address of the initial registered office of the corporation is 4643 South Ulster Street, Suite 900, Denver, Colorado 80237, and the name of the initial registered agent at that address is Thomas S. Smith. The written consent of the initial registered agent to the appointment as such is stated below.

         2. The address of the corporation's initial principal office is 2911 South County Road 1260, Midland, Texas 79706.

                                   ARTICLE IV.
                                  INCORPORATOR

         The name and address of the incorporator is Thomas S. Smith, 4643 South Ulster Street, Suite 900, Denver, Colorado 80237.

                                   ARTICLE V.
                                    PURPOSES

         The corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under the laws of Colorado. In addition, the corporation may do everything necessary, suitable or proper for the accomplishment of any of its corporate purposes. The corporation may conduct part or all of its business in any part of Colorado, the United States or the world and may hold, purchase, mortgage, lease and convey real and personal property in any of such places.

                                   ARTICLE VI.
                                PREEMPTIVE RIGHTS

         The corporation elects to have no preemptive rights.

                                  ARTICLE VII.
                               BOARD OF DIRECTORS

         1. The corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, a board of directors.

         2. The number of directors of the corporation shall be fixed by the bylaws. Three directors shall constitute the initial board of directors. The following persons are elected to serve as the corporation's initial directors until the first annual meeting of shareholders or until their successors are duly elected and qualified:

         Name                               Address

         Wallace O. Sellers                 P.O. Box 106
                                            6539 Upper York Road
                                            Solebury, Pennsylvania 18963-0106

         Burnace Boles, Jr.                 6225 Rider Road
                                            Odessa, Texas 79762

         Wallace Sparkman                   205 Del Mar Boulevard
                                            Corpus Christi, Texas 78404

         The Board of Directors shall be divided into three (3) groups, each group to be as nearly equal in number as possible. The terms of office of directors of the first group are to expire at the first annual meeting of shareholders after their election, the terms of office of the second group are to expire at the second annual meeting after their election, and the terms of office of the third group are to expire at the third annual meeting after their election. Thereafter, each director shall serve for a term ending on the date of the third annual meeting of shareholders following the annual meeting at which such director was elected. This provision setting forth the division of directors into three groups cannot be amended or repealed by the directors and cannot be amended or repealed without the affirmative vote of the holders of at least 80% of the votes entitled to be cast in the election of directors.

                                  ARTICLE VIII.
                        LIMITATION ON DIRECTOR LIABILITY

         A director of the corporation shall not be personally liable to the corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director. However, this provision shall not eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages otherwise existing for (i) any breach of the director's duty of loyalty to the corporation or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
(iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act, as it may be amended from time to time; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit. If the Colorado Business Corporation Act is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the Colorado Business Corporation Act as so amended. Any repeal or modification of this Article VIII shall not adversely affect any right or protection of a director of the corporation under this Article VIII, as in effect immediately prior to such repeal or modification, with respect to any liability that would have accrued, but for this Article VIII, prior to such repeal or modification. Nothing contained herein will be construed to deprive any director of the director's right to all defenses ordinarily available to a director nor will anything herein be construed to deprive any director of any right the director may have for contribution from any other director or other person.

                                   ARTICLE IX.
              CONFLICTING INTEREST TRANSACTIONS AND INDEMNIFICATION

         The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation and the same are in furtherance of and not in limitation or exclusion of the powers conferred by law.

         1. Conflicting Interest Transactions. As used in this paragraph, "conflicting interest transaction" means any of the following: (i) a loan or other assistance by the corporation to a director of the corporation or to an entity in which a director of the corporation is a director or officer or has a financial interest; (ii) a guaranty by the corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest; or
(iii) a contract or transaction between the corporation and a director of the corporation or between the corporation and an entity in which a director of the corporation is a director or officer or has a financial interest. No conflicting interest transaction shall be void or voidable, be enjoined, be set aside or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the corporation solely because the conflicting interest transaction involves a director of the corporation or an entity in which a director of the corporation is a director or officer or has a financial interest or solely because the director is present at or participates in the meeting of the corporation's board of directors or of the committee of the board of directors which authorizes, approves or ratifies a conflicting interest transaction or solely because the director's vote is counted for such purpose if: (A) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors or the committee and the board of directors or committee in good faith authorizes, approves or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or (B) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon and the conflicting interest transaction is specifically authorized, approved or ratified in good faith by a vote of the shareholders; or
(C) the conflicting interest transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes, approves or ratifies the conflicting interest transaction.

         2. Loans and Guaranties for the Benefit of Directors. Neither the board of directors nor any committee thereof shall authorize a loan by the corporation to a director of the corporation or to an entity in which a director of the corporation is a director or officer or has a financial interest or authorize a guaranty by the corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest, until at least ten days after written notice of the proposed authorization of the loan or guaranty has been given to the shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders. The requirements of this paragraph 2 are in addition to, and not in substitution for, the provisions of paragraph 1 of this Article IX.

         3. Indemnification. The corporation shall indemnify, to the maximum extent permitted by law in effect from time to time, any person who is or was a director, officer, agent, fiduciary or employee of the corporation against any claim, liability or expense arising against or incurred by such person made party to a proceeding because such person is or was a director, officer, agent, fiduciary or employee of the corporation or because such person is or was serving another entity as a director, officer, partner, trustee, employee, fiduciary or agent at the corporation's request. The corporation shall further have the authority to the maximum extent permitted by law to purchase and maintain insurance providing such indemnification.

         4. Negation of Equitable Interests in Shares or Rights. Unless a person is recognized as a shareholder through procedures established by the corporation pursuant to Section 7-107-204 of the Colorado Business Corporation Act or any similar law, the corporation shall be entitled to treat the registered holder of any shares of the corporation as the owner thereof for all purposes permitted by the Colorado Business Corporation Act including, without limitation, all rights deriving from such shares, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any other person including, without limitation, a purchaser, assignee or transferee of such shares, unless and until such other person becomes the registered holder of such shares or is recognized as such, whether or not the corporation shall have either actual or constructive notice of the claimed interest of such other person. By way of example and not of limitation, until such other person has become the registered holder of such shares or is recognized pursuant to Section 7-107-204 of the Colorado Business Corporation Act or any similar applicable law, such person shall not be entitled: (i) to receive notice of the meetings of the shareholders; (ii) to vote at such meetings; (iii) to examine a list of the shareholders; (iv) to be paid dividends or other distributions payable to shareholders; or (v) to own, enjoy and exercise any other rights deriving from such shares against the corporation. Nothing contained herein will be construed to deprive any beneficial shareholder, as defined in Section 7-113-101(1) of the Colorado Business Corporation Act, as amended from time to time, of any right such beneficial shareholder may have pursuant to Article 113 of the Colorado Business Corporation Act or any similar law subsequently enacted.

DATED the 16th day of December, 1998.



                                        /s/ Thomas S. Smith
                                       -----------------------------------------
                                       Thomas S. Smith, Incorporator



                           CONSENT OF REGISTERED AGENT

         Thomas S. Smith hereby consents to the appointment as the initial registered agent for Natural Gas Services Group, Inc.



                                        /s/ Thomas S. Smith
                                       -----------------------------------------
                                       Thomas S. Smith, Initial Registered Agent

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                                             NATURAL GAS SERVICES GROUP, INC.

         Pursuant to the provisions of the Colorado Business Corporation Act (the "Act"), the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST: The name of the corporation is Natural Gas Services Group, Inc.

         SECOND: The following amendment to the Articles of Incorporation was duly adopted on March 31, 1999, by the shareholders and on March 17, 1999 by the directors of the corporation as prescribed by the Act. The number of votes cast for the amendment by each voting group entitled to vote separately on the amendment was sufficient for approval by that voting group.

         Article II, paragraph 5 of the Articles of Incorporation is amended in its entirety to read as follows:

         5. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof. Signature by facsimile shall be given the same force and effect as original signatures, and any consent in writing may be executed in counterparts.

Dated the 31st day of March 1999.

                                             NATURAL GAS SERVICES GROUP, INC.,
                                             a Colorado corporation


                                             By: /s/ Burnace J. Boles, Jr.
                                                --------------------------------
                                                Burnace J. Boles, Jr., President

Mail to: Secretary of State                                  For office use only

                              Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202
                                 (303) 894-2251
MUST BE TYPED                  Fax (303) 894-2242
FILING FEE: $5.00
MUST SUBMIT TWO COPIES
            ----

                             STATEMENT OF CHANGE OF
Please include a typed        REGISTERED OFFICE OR
self addressed envelope     REGISTERED AGENT, OR BOTH

Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Colorado Limited Liability Company Act, the undersigned, organized under the laws of:

                                    Colorado
--------------------------------------------------------------------------------

submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

FIRST: The name of the corporation, limited partnership or limited liability company is:

                        Natural Gas Services Group, Inc.
         -----------------------------------------------------------------------

SECOND:  Street address of current REGISTERED OFFICE is:

            4643 S. Ulster Street, Suite 900, Denver, Colorado 80237
         -----------------------------------------------------------------------
                           (Include City, State, Zip)

         and if changed, the new street address is:

             1899 Wynkoop Street, Suite 700, Denver, Colorado 80202
         -----------------------------------------------------------------------
                           (Include City, State, Zip)

THIRD:   The name of its current REGISTERED AGENT is:     Thomas S. Smith
                                                     ---------------------------

         and if changed, the new registered agent is:   Theresa M. Mehringer
                                                     ---------------------------

         Signature of New Registered Agent:       /s/ Theresa M. Mehringer
                                           -------------------------------------

         Principal place of business:        1899 Wynkoop Street, Suite 700,
                                               Denver, Colorado 80202
                                     -------------------------------------------
                                                 (City, State, Zip)

The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

FOURTH: If changing the principal place of business address ONLY, the new address is: N/A
                    ------------------------------------------------------------

                                           Signature:  /s/ Theresa M. Mehringer
                                                     ---------------------------

                                           Title:          Registered Agent
                                                 -------------------------------

                                                                    Revised 7/97


Donetta Davidson               DEPARTMENT OF STATE            Commercial Filings
SECRETARY OF STATE             1560 Broadway Suite 200        303-894-2251
Denver, Colorado 80202






MEHRINGER THERESA M
NATURAL GAS SERVICES GROUP, INC.
1899 WYNKOOP STREET STE 700
DENVER CO 80202





19981223954 DPC
STATE/COUNTRY OF INC CO
DELINQUENT PERIODIC REPORT

FEE   $25.00 DUE ON OR BEFORE 05/31/2001



PERIODIC REPORT , made pursuant to section 7-90-501, C.R.S., on behalf of the entity identified above. This report must be typed, or if legible, it may be manually printed. Execution (a signature) is not required. Report current information for the following items: no director, officer or any other information is required.

1. Name of individual completing Report: Sandra L. Potter
                                        ----------------------------------------
2. Name of entity's Registered Agent:    Theresa M. Mehringer
                                        ----------------------------------------

3. Street Address of entity's Registered Office(must be in Colorado):
1899 Wynkoop Street, Suite 708 Denver, Co 80202
--------------------------------------------------------------------------------

If mail is undeliverable to this address, ALSO include a P.O. box address:
                                                                          ------
4. Address of entity's Principal Office:    Same as registered agent
                                        ----------------------------------------
Optional: 5. Additional mailing address for entity:
                                                   -----------------------------
Optional: 6. Entity's e-mail address
                                    --------------------------------------------

If more space is required for any of the above items, continue on an attached 8 1/2 x 11 sheet and check here

Deliver this Report to:
Colorado Secretary of State
1560 Broadway Ste 200
Denver CO 80202-5169

Include the fee stated above ($25.00 ) made payable to: Colorado Secretary of State. This report must be received (not postmarked) on or before the due date stated above.


For   more   information,   call   303-894-2251,   fax   303-894-2242,    e-mail
sos.business@state.co.us, or visit our Web site, www.sos.state.co.us .

Mail to: Secretary of State                                  For office use only

                              Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202
                                 (303) 894-2251
MUST BE TYPED                  Fax (303) 894-2242
FILING FEE: $5.00
MUST SUBMIT TWO COPIES
            ----

                             STATEMENT OF CHANGE OF
Please include a typed        REGISTERED OFFICE OR
self addressed envelope     REGISTERED AGENT, OR BOTH

Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Colorado Limited Liability Company Act, the undersigned, organized under the laws of:


submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

FIRST: The name of the corporation, limited partnership or limited liability company is:

                        Natural Gas Services Group, Inc.
         -----------------------------------------------------------------------

SECOND:  Street address of current REGISTERED OFFICE is:

            1899 Wynkoop Street, Suite 700, Denver, Colorado 80202
         -----------------------------------------------------------------------
                           (Include City, State, Zip)

         and if changed, the new street address is:

             370 17th Street, Suite 370, Denver, Colorado 80202
         -----------------------------------------------------------------------
                           (Include City, State, Zip)

THIRD:   The name of its current REGISTERED AGENT is:   Theresa M. Mehringer
                                                     ---------------------------

         and if changed, the new registered agent is:     Thomas S. Smith
                                                     ---------------------------

         Signature of New Registered Agent:       /s/ Thomas S. Smith
                                           -------------------------------------

         Principal place of business:    2911 SCR 1260, Midland, Texas 79706
                                     -------------------------------------------
                                                 (City, State, Zip)

The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

FOURTH: If changing the principal place of business address ONLY, the new address is:
                    ------------------------------------------------------------

                         Signature: /s/ Wallace Sparkman
                                   ---------------------------------------------

                         Title:          President
                               -------------------------------------------------


                                                                    Revised 7/97

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                        NATURAL GAS SERVICES GROUP, INC.


         Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

         FIRST: The name of the Corporation is Natural Gas Services Group, Inc.

         SECOND: The following amendments to the Articles of Incorporation were duly adopted by the board of directors on July 25, 2001, in accordance with
Section 7-106-102 of the Colorado Business Corporation Act.

         Article II of the Articles of Incorporation is hereby amended by adding the following Section II.6:

                  Section 11.6 Convertible Series A Preferred Stock. Of the 5,000,000 shares of the Corporation's $0.01 par value preferred stock authorized, 1,177,000 shares of the Corporation's preferred stock shall consist of 10% Convertible Series A Preferred Stock ("Convertible Series A" ). The rights, preferences, privileges and restrictions imposed upon the Convertible Series A are as follows:

                           (a) Dividends.  The holders of the Convertible Series
                  A shall be entitled to receive, out of fluids legally available therefor, cumulative dividends at the rate of 10% percent of the Liquidation Value per annum in cash, when and if declared by the Board of Directors which shall be preferential  to  dividends  on  any  Junior  Securities.  The dividend on the Convertible Series A shall be payable quarterly beginning 30 days after the last day of the first calendar quarter after the issuance of the Convertible Series A ("Original Issue Date") and 30 days after the end of each calendar quarter thereafter, when and if declared by the Board of Directors. Any dividends earned on the Convertible Series A from the Original Issue Date to the end of the first calendar quarter after the Original Issue Date, shall be earned pro rata from the Original Issue Date.

                           If any dividends payable on the Convertible  Series A
                  are not paid for any reason, the right of the holders of the Convertible Series A to receive payment of such dividends shall not lapse or terminate, but said unpaid dividends shall accumulate and shall be paid without interest to the holders of the Convertible Series A, when and if declared by the Board of Directors of the Corporation, before any sum or sums shall be set aside for or applied to the purchase or redemption of the Convertible Series A or the purchase, redemption or other acquisition for value of any Junior Securities and before any dividend shall be paid or declared, or any other distribution shall be ordered or made, upon any Junior Securities. After cumulative dividends on the Convertible Series A for all past dividend periods and for the then current year dividend period shall have been declared and paid or set apart, if the Board of Directors may declare dividends out of funds legally available therefor, such additional dividends may be declared on any Junior Securities. "Junior Securities" as used herein means any of the Corporation's equity securities other than the Convertible Series A shares.

                           (b) Liquidation and  Dissolution.  Upon the voluntary
                  or involuntary liquidation, winding up or dissolution of the Corporation, out of the assets available for distribution to shareholders each share of Convertible Series A shall be entitled to receive, in preference to any payment on any Junior Securities of the Corporation, an amount equal to three dollars and twenty-five cents ($3.25) per share, plus cumulative dividends as provided in Section II.6(a) of this
                  Article II accrued and unpaid to the date payment is made available to the Convertible Series A (the "Liquidation Value"). After the full preferential liquidation amount has been paid to, or determined and set apart for, Convertible Series A, the remaining assets shall be payable to the holders of the Corporation's Junior Securities. In the event the assets of the Corporation are insufficient to pay the full preferential liquidation amount required to be paid to the Convertible Series A, the Convertible Series A shall receive such funds pro rata on a share for share basis until the full liquidating preference on the Convertible Series A is paid in full.

                           A reorganization  described in (d)(iv)(6) below shall
                  not be considered to be a liquidation, winding up or dissolution within the meaning of this Section II.6(b) of this
                  Article II and the Convertible Series A shall be entitled only to the rights provided in the plan of reorganization.

                           (c) Voting. A holder of a share of Convertible Series
                  A shall be entitled to one vote on any and all matters, including the election of directors, and shall, except as otherwise may be provided by law, vote as a class with the holders of outstanding Common Stock.

                           (d) Conversion Rights. The holders of Convertible Series A have the following conversion rights (the "Conversion Rights"):

                                    (i) Right to  Convert.  Subject to any prior
                           automatic conversion under subsection (ii) immediately below, each share of Convertible Series A shall be convertible at the option of the holder, at the office of the Corporation or of any transfer agent for such Convertible Series A, as the case may be, into fully paid and nonassessable shares of Common Stock, at a conversion price of $3.25 per share, subject to adjustment pursuant to paragraph
                           (d)(iv) below ("Conversion Price").

                                    (ii)  Automatic  Conversion.  Each  share of
                           Convertible Series A shall be automatically converted into Common Stock if, at any time after six months from the completion of the first offering by the Corporation, pursuant to a registration statement declared effective by the United States Securities and Exchange Commission, the closing market price of the Common Stock equals or exceeds 200% of the Conversion Price for 20 consecutive trading days. Upon the occurrence of such event, each share of Convertible Series A shall be converted into fully paid and nonassessable shares of Common Stock at the Conversion Price.

                                    (iii)  Mechanics of  Conversion.  Before any
                           holder of shares of Convertible Series A shall be entitled to convert the same into full shares of Common Stock pursuant to paragraph (d)(i) above, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such Convertible Series A, as the case may be, and shall give written notice to the Corporation at such office that the holder elects to convert the same and shall state therein the holder's name or the name or names of the holder's nominees in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver or cause to be issued and delivered at such office to such holder, or to the holder's nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which the holder shall be entitled as aforesaid. A conversion pursuant to paragraph (d)(i) above shall be deemed to have occurred immediately prior to the close of business on the date of such surrender of the shares of Convertible Series A to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                                    Upon  automatic  conversion  of  Convertible
                           Series A into full shares of Common Stock pursuant to paragraph (d)(ii) above, the holder of the Convertible Series A shall, upon request by the Corporation, surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for such Convertible Series A, as the case may be, and shall state therein the holder's name or the name or names of the holder's nominees in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver or cause to be issued and delivered at such office to such holder, or to the holder's nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which the holder shall be entitled as aforesaid.

                                    Each  holder  of the  Convertible  Series  A
                           whose Convertible Series A is converted to Common Stock shall be entitled to, and the Corporation shall promptly pay in cash, or set aside for payment, all unpaid dividends with respect to such converted shares of the Convertible Series A, earned to and including the date of conversion. A holder of the
                           Convertible Series A shall not be entitled to any remaining dividends with respect to the Convertible Series A so converted, but shall be entitled to receive, on the date of the conversion, the arrearages, if any, with respect to any shares of the Convertible Series A so converted.

                  (iv) Adjustments to Conversion Price.

                                    (1)  Special  Definitions.  For  purposes of
                           this paragraph (d), the "Original Issue Date" shall mean, the original date on which a share of
                           Convertible Series A was first issued to each such shareholder and "Market Price" shall be determined as follows:

                                             a) if the  Common  Stock is  listed
                                    and registered on any national securities exchange or traded on The Nasdaq Stock Market ("Nasdaq"), the closing bid price;

                                             b) if such  Common  Stock is not at
                                    the  time  listed  on any such  exchange  or
                                    traded  on  Nasdaq  but is traded on the OTC
                                    Bulletin  Board,  or if  not,  on  the  over
                                    the-counter   market  as   reported  by  the
                                    National    Quotation    Bureau   or   other
                                    comparable service, the closing bid price for such stock; or

                                             c) if  clauses  a) and b) above are
                                    not applicable, the fair value per share of such Common Stock as determined in good faith and on a reasonable basis by the Board of Directors of the Corporation.

                                    (2)   Adiustment   for  Stock   Splits   and
                           Combinations. If the Corporation shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the applicable Conversion Price then in effect immediately before that subdivision shall be proportionately decreased and, conversely, if the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding, shares pf Common Stock, the applicable Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustments under this paragraph (d)(iv)(2) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                                    (3)  Adjustment  for Certain  Dividends  and
                           Distributions. In the event the Corporation at any time, or from time to time, after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in shares of Common Stock, then and in each event the applicable Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

                                             a) the  numerator of which shall be
                                    the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                                             b) the  denominator  of which shall
                                    be the  total  number  of  shares  of Common
                                    Stock  issued  and  outstanding  immediately
                                    prior  to the time of such  issuance  or the
                                    close of  business  on such record date plus
                                    the   number  of  shares  of  Common   Stock
                                    issuable in payment of such dividend or distribution; provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter such Conversion Price shall be adjusted pursuant to this paragraph (d)(iv)(3) as of the time of actual payment of such dividends or distributions.

                                    (4)  Adjustment  for  Other   Dividends  and
                           Distributions. In the event the Corporation at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in such event provisions shall be made so that the holders of Convertible Series A shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereon, the amount of securities of the Corporation which they would have received had their Convertible Series A been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities (together with any distributions payable thereon during such period) receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph (d) with respect to the rights of the holders of the Convertible Series A.

                                    (5)   Adjustment    for    Reclassification,
                           Exchange, or Substitution. If the Common Stock issuable upon the conversion of the Convertible Series A at any time or from time to time after the Original Issue Date, shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividends provided for in paragraphs (d)(iv)(2) and
                           (3) above, or a reorganization, merger, consolidation, or sale of assets provided for in paragraph (d)(iv)(6) below, then, and in each such event, provisions shall be made (by adjustment to the Conversion Price or otherwise) so that the holder of each share of Convertible Series A shall have the right thereafter to convert each share of Convertible Series A into the kind and amount of shares of stock and other securities receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such share of Convertible Series A might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

                                    (6) Adjustment for  Reorganization.  Merger,
                           Consolidation or Sales of Assets. If at any time or from time to time after the Original Issue Date, there shall be a capital reorganization of the Corporation (other than a subdivision, combination, reclassification, exchange or substitution of shares provided for in paragraphs (d)(iv)(2) and (5) above) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person or entity, then, as a part of such reorganization, merger, consolidation, or sale, provision shall be made (by adjustment to the Conversion Price or otherwise) so that the holders of the Convertible Series A shall thereafter be entitled to receive upon conversion of the Convertible Series A, the number and kind of shares of stock or other securities or property of the Corporation, or of any successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion of such shares would have been entitled if such capital reorganization, merger, consolidation, or sale occurred on the date of the conversion.

                                    (7) Adjustment for Public Offering of Common
                           Stock. If the Corporation completes a public offering of Common Stock at a price less than 150% of the Conversion Price, the Conversion Price will be reduced to the price at which such public offering is completed.

                                    (8)  Adjustment  for  Investments.   If  the
                           Corporation should at any time receive any investment in the Corporation (other than through the conversion of convertible securities or the exercise of options or warrants outstanding before the Original Issue
                           Date at a price equivalent to less than the Conversion Price in effect immediately prior to the time that the investment is made, the Conversion Price shall be automatically adjusted to a price (computed to the nearest cent) determined by dividing
                           (i) the sum of (x) the  number  of  shares  of Common
                           Stock outstanding immediately prior to such investment multiplied by the Conversion Price in effect immediately prior to such. investment, and (y) the consideration, if any, received by the Corporation through the investment, by (ii) the total number of shares of Common Stock outstanding immediately after such investment.

                                    For  purposes  of  this   paragraph  8,  the
                           following provisions shall also be applicable:

                                             (A) Rights,  Options,  or Warrants.
                                    In case the Corporation  shall in any manner
                                    grant  any  right  to  subscribe  for  or to
                                    purchase,  or any option or warrant  for the
                                    purchase  of shares  of Common  Stock or for
                                    the  purchase  of any  stock  or  securities
                                    convertible  into or exchangeable for shares
                                    of  Common   Stock  (such   convertible   or
                                    exchangeable   stock  or  securities   being
                                    hereinafter  referred to as the  "Underlying
                                    Convertible  Securities") and if the minimum
                                    price per  share for which  shares of Common
                                    Stock are issuable, pursuant to such rights,
                                    options,  warrants  or  upon  conversion  or
                                    exchange  of  such  Underlying   Convertible
                                    Securities  (determined  by dividing (i) the
                                    total amount, if any, received or receivable
                                    by the Corporation as consideration  for the
                                    granting  of  such   rights,   options,   or
                                    warrants plus the minimum  aggregate  amount
                                    of additional  consideration  payable to the
                                    Corporation   upon  the   exercise  of  such
                                    rights, options. or warrants under the terms
                                    of such rights,  options, or warrants at the
                                    time of making such  computation,  plus,  in
                                    the  case  of  such  Underlying  Convertible
                                    Securities,  the minimum aggregate amount of
                                    additional  consideration,  if any,  payable
                                    upon  the  conversion  or  exchange  thereof
                                    under   the   terms   of   such   Underlying
                                    Convertible Securities at the time of making
                                    such computation,  by (ii) the total maximum
                                    number of shares  of Common  Stock  issuable
                                    pursuant  to  such   rights,   options,   or
                                    warrants or upon the  conversion or exchange
                                    of  the   total   maximum   amount  of  such
                                    Underlying  Convertible  Securities issuable
                                    upon the exercise of such  rights,  options,
                                    or warrants  under the terms of such rights,
                                    options,  warrants or Underlying Convertible
                                    Securities   at  the  time  of  making  such
                                    computation)   shall   be  less   than   the
                                    Conversion Price in effect immediately prior
                                    to the time of the  granting  of such rights
                                    or options, then the total maximum number of
                                    shares of Common Stock issuable  pursuant to
                                    such  rights,  options,   warrants  or  upon
                                    conversion  or exchange of the total maximum
                                    amount   of  such   Underlying   Convertible
                                    Securities  issuable  upon the  exercise  of
                                    such rights,  options, or warrants under the
                                    terms of such rights,  options,  warrants or
                                    Underlying  Convertible  Securities  at  the
                                    time of making such computation shall (as of
                                    the  date  of  granting   of  such   rights,
                                    options,   or  warrants)  be  deemed  to  be
                                    outstanding and to have been issued for said
                                    price  per  share as so  determined  and the
                                    Conversion   Price   shall  be  adjusted  as
                                    provided  above;  provided,  that no further
                                    adjustment of the Conversion  Price shall be
                                    made  upon the  actual  issue of  shares  of
                                    Common  Stock so deemed to have been  issued
                                    unless the price per share  received  by the
                                    Corporation  upon  the  actual  issuance  of
                                    shares  of  Common  Stock  so  deemed  to be
                                    issued  differs  from the  price  per  share
                                    which was last used to adjust the Conversion
                                    Price or unless by the terms of such rights,
                                    options   or    warrants    or    Underlying
                                    Convertible  Securities  the price per share
                                    which the Corporation  will receive upon any
                                    such  issuance  of shares  of  Common  Stock
                                    differs  from the price per share  which was
                                    last used to adjust the Conversion Price, in
                                    either of which events the Conversion Price.
                                    shall be  adjusted  upon the  occurrence  of
                                    either  such event to reflect  the new price
                                    per  share  of  Common  Stock;  and  further
                                    provided,  that, upon the expiration of such
                                    rights   (including  rights  to  convert  or
                                    exchange),   options  or  warrants  (a)  the
                                    number of shares of Common  Stock  deemed to
                                    have been issued and  outstanding  by reason
                                    of the fact that they were issuable pursuant
                                    to  such   rights,   options,   or  warrants
                                    (including  rights to convert  or  exchange)
                                    that were not exercised,  shall no longer be
                                    deemed to be issued and outstanding, and (b)
                                    the  Conversion  Price  shall  forthwith  be
                                    adjusted  to  the  price  which  would  have
                                    prevailed had all  adjustments  been made on
                                    the basis of the issue only of the shares of
                                    Common  Stock   actually   issued  upon  the
                                    exercise  of  such   rights,   options,   or
                                    warrants or upon conversion or exchange of such Underlying Convertible Securities.

                                             (B) Convertible Securities.  If the
                                    Corporation shall in any manner issue or sell any Convertible Securities other than the rights, options, or warrants described in Section 8(A) hereof and if the minimum price per share for which shares of Common

                                    Stock  are  issuable   upon   conversion  or
                                    exchange  of  such  Convertible   Securities
                                    (determined by dividing (i) the total amount
                                    received or receivable by the Corporation as
                                    consideration  for the issue or sale of such
                                    Convertible  Securities,  plus  the  minimum
                                    aggregate      amount     of      additional
                                    consideration,   if  any,   payable  to  the
                                    Corporation  upon the conversion or exchange
                                    thereof under the terms of such  Convertible
                                    Securities   at  the  time  of  making  such
                                    computation,   by  (ii)  the  total  maximum
                                    number of shares  of Common  Stock  issuable
                                    upon the  conversion or exchange of all such
                                    Convertible  Securities  under  the terms of
                                    such  Convertible  Securities at the time of
                                    making such computation)  shall be less than
                                    the Conversion  Price in effect  immediately
                                    prior  to the  time of such  issue  or sale,
                                    then the total  maximum  number of shares of
                                    Common Stock  issuable  upon  conversion  or
                                    exchange of all such Convertible  Securities
                                    at the time of making such computation shall
                                    (as of the date of the issue or sale of such
                                    Convertible  Securities)  be  deemed  to  be
                                    outstanding and to have been issued for said
                                    price  per  share as so  determined  and the
                                    Conversion   Price   shall  be  adjusted  as
                                    provided  above;  provided,  that no further
                                    adjustment of the Conversion  Price shall be
                                    made  upon the  .actual  issue of  shares of
                                    Common  Stock so deemed to have been  issued
                                    unless the price per share  received  by the
                                    Corporation  upon  the  actual  issuance  of
                                    shares  of  Common  Stock  so  deemed  to be
                                    issued  differs  from the  price  per  share
                                    which was last used to adjust the Conversion
                                    Price  or   unless  by  the  terms  of  such
                                    Convertible  Securities  the price per share
                                    which the Corporation  will receive upon any
                                    such  issuance  of shares  of  Common  Stock
                                    differs  from the price per share  which was
                                    last used to adjust the Conversion Price, in
                                    either of which events the Conversion  Price
                                    shall be  adjusted  upon the  occurrence  of
                                    either  such event to reflect  the new price
                                    per  share of  Common  Stock;  and,  further
                                    provided  that if any such  issue or sale of
                                    such  Convertible  Securities  is made  upon
                                    exercise of any right to subscribe for or to
                                    purchase or any option to purchase  any such
                                    Convertible    Securities   for   which   an
                                    adjustment of the Conversion  Price has been
                                    or is to be made pursuant to the  provisions
                                    of Section  8(A) then no further  adjustment
                                    of the  Conversion  Price  shall  be made by
                                    reason  of such  issue  or sale  unless  the
                                    price per share received by the  Corporation
                                    upon  the  conversion  or  exchange  of such
                                    Convertible  Securities when actually issued
                                    differs  from the price per share  which was
                                    last used to adjust the Conversion  Price or
                                    unless  by the  terms  of  such  Convertible
                                    Securities  the price  per  share  which the
                                    Corporation   will  receive  upon  any  such
                                    issuance of shares of Common Stock upon conversion or exchange of such Convertible Securities differs from the price per share which was last used to adjust the Conversion

                                    Price,   in  either  of  which   events  the
                                    Conversion  Price shall be adjusted upon the
                                    occurrence  of  either  of  such  events  to
                                    reflect  the new  price  per share of Common
                                    Stock; and, further provided,  that upon the
                                    termination  of the right to  convert  or to
                                    exchange  such  Convertible  Securities  for
                                    shares of Common  Stock,  (a) the  number of
                                    shares of Common  Stock  deemed to have been
                                    issued and outstanding by reason of the fact
                                    that they were issuable  upon  conversion or
                                    exchange of any such Convertible Securities,
                                    which were not so  converted  or  exchanged,
                                    shall no longer  be deemed to be issued  and
                                    outstanding,  and (b) the  Conversion  Price
                                    shall  forthwith  be  adjusted  to the price
                                    which   would   have   prevailed   had   all
                                    adjustments been made on the basis of the issue only of the number of shares of Common Stock actually issued upon conversion or exchange of such Convertible Securities.

                                             (C)  Determination  of Issue Price.
                                    In  case  any  shares  of  Common  Stock  or
                                    Convertible  Securities  of the  Corporation
                                    shall be issued for cash, the  consideration
                                    received therefor,  which shall be the gross
                                    sales  price  for  such   security   without
                                    deducting  therefrom any commission or other
                                    expenses paid or incurred by the Corporation
                                    for any  underwriting  of, or  otherwise  in
                                    connection with, the issuance thereof, shall
                                    be deemed to be the amount  received  by the
                                    Corporation  therefor. In case any shares of
                                    Common Stock or Convertible Securities shall
                                    be issued for a consideration part or all of
                                    which  shall be other than cash,  then,  for
                                    the purpose of this  Section 8, the Board of
                                    Directors of the Corporation shall determine
                                    the  fair   value  of  such   consideration,
                                    irrespective  of accounting  treatment,  and
                                    such shares of Common  Stock or  Convertible
                                    Securities  shall  be  deemed  to have  been
                                    issued  for an amount  of cash  equal to the
                                    value  so   determined   by  the   Board  of
                                    Directors.     The    reclassification    of
                                    securities other than shares of Common Stock
                                    into securities  including  shares of Common
                                    Stock   shall  be  deemed  to  involve   the
                                    issuance for a consideration other than cash
                                    of such shares of Common  Stock  immediately
                                    prior to the close of  business  on the date
                                    fixed  for  the  determination  of  security
                                    holders  entitled to receive  such shares of
                                    Common  Stock.  In case any shares of Common
                                    Stock  or  Convertible  Securities  shall be
                                    issued   together   with   other   stock  or
                                    securities    or   other   assets   of   the
                                    Corporation for consideration, the Board of Directors of the Corporation shall determine what part of the consideration so received is to be deemed to be consideration for the issue of such shares of Common Stock or Convertible Securities. (D) Determination of Date of Issue. In case the Corporation shall take a record of the holders of shares of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in shares of Common Stock or in Convertible Securities or (ii) to subscribe for or purchase shares of Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                                             (E)  Treasury  Shares.   Shares  of
                                    Common Stock at any  relevant  time owned or
                                    held  by,  or  for  the   account   of,  the
                                    Corporation shall not be deemed outstanding.

                  (v) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph (d) and in the taking of all such action as may be necessary or appropriate, in order to protect the conversion rights of the holders of the Convertible Series A against impairment.

                  (vi) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price or any other adjustment pursuant to this paragraph (d), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish (in accordance with subsection (viii) below) to each holder of such Convertible Series A a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall furnish (in accordance with subsection
         (viii) below) or cause to be furnished to such holder a like certificate setting forth the (i) such adjustment and readjustment,
         (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of such Convertible Series A.

                  (vii) Notices of Record Date. In the event that:

                           (1) the  Corporation  shall set a record date for the
                  purpose of entitling the holders of its shares of Common Stock to receive a dividend, or other distribution, payable otherwise than in cash;

                           (2) the  Corporation  shall set a record date for the
                  purpose of entitling the holders of its shares of Common Stock to subscribe for or purchase any shares of any class or to receive any other rights;

                           (3) there shall occur any capital  reorganization  of
                  the Corporation, reclassification of the shares of the Corporation (other than a subdivision or combination of its outstanding common stock), consolidation or merger of the Corporation with or into another corporation or conveyance of all or substantially all of the assets of the Corporation to another person or entity; or

                           (4) there  shall  occur a  voluntary  or  involuntary
                  dissolution, liquidation, or winding up of the Corporation;

                           then,  and in any such case,  the  Corporation  shall
                  cause to be mailed to the holders of record of the outstanding shares of the Convertible Series A, at least 10 days prior to the date hereinafter specified, a notice stating (a) the date which (x) has been set as the record date for the purpose of such dividend, distribution, or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or, winding up is to take place and (b) the record date as of which holders of Common Stock of record shall be entitled to other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

                           (viii) Notices. Any notice required by the provisions
                  of this paragraph (d) to be given to the holders of shares of Convertible Series A shall be in writing and shall be delivered by personal service or agent, or by registered or certified mail, return receipt requested, with postage thereon fully prepaid. All such communications shall be addressed to each holder of record at its address appearing on the books of the Corporation. Service of any such communication made only by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt.

                           (ix) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Convertible Series A. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the Market Price of one share of the Corporation's Common Stock on the date of conversion.

                           (x) Payment of Taxes.The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Convertible Series A, including without limitation any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of the Convertible Series A so converted were registered.

                           (xi) Reservation of Common Stock. The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Convertible Series A, the full number of shares of Common Stock deliverable upon the conversion of all shares of Convertible Series A from time to time outstanding. The Corporation shall from time to time increase the authorized number of shares of Common Stock if the remaining unissued authorized shares of Common Stock shall not be sufficient to permit the conversion of all of the Convertible Series A at the time outstanding.

                           (xii) Retirement of Convertible Series A Converted. No shares of Convertible Series A that have been converted shall ever again be reissued, and all such shares so converted shall, upon such conversion, cease to be a part of the authorized shares of the Corporation.

                  (e) No Preemptive Rights. No holder of the Convertible Series A shall be entitled as of right to subscribe for, purchase, or receive any part of any new or additional shares of any class, whether now or hereafter authorized, or of bonds, debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or bonds, debentures, or other evidences of indebtedness convertible into or exchangeable for shares, maybe issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

                  (f) Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Convertible Series A shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Convertible Series A shares represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

Dated: July 25, 2001
                                                NATURAL GAS SERVICES GROUP INC.,
                                                 a Colorado corporation

                                                By:    /s/ Wayne L. Vinson
                                                   -----------------------------
                                                   Wayne L. Vinson, President

Mail to: Secretary of State                                  For office use only

                              Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202
                                 (303) 894-2251
MUST BE TYPED                  Fax (303) 894-2242
FILING FEE: $5.00
MUST SUBMIT TWO COPIES
            ----

                             STATEMENT OF CHANGE OF
Please include a typed        REGISTERED OFFICE OR
self addressed envelope     REGISTERED AGENT, OR BOTH

Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Colorado Limited Liability Company Act, the undersigned, organized under the laws of:


submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

FIRST: The name of the corporation, limited partnership or limited liability company is:

                        Natural Gas Services Group, Inc.
         -----------------------------------------------------------------------

SECOND:  Street address of current REGISTERED OFFICE is:

               370 17th Street, Suite 370, Denver, Colorado 80202
         -----------------------------------------------------------------------
                           (Include City, State, Zip)

         and if changed, the new street address is:

               370 17th Street, Suite 370, Denver, Colorado 80202
         -----------------------------------------------------------------------
                           (Include City, State, Zip)

THIRD:   The name of its current REGISTERED AGENT is:     Thomas S. Smith
                                                     ---------------------------

         and if changed, the new registered agent is:
                                                     ---------------------------

         Signature of New Registered Agent:
                                           -------------------------------------

         Principal place of business:    2911 SCR 1260, Midland, Texas 79706
                                     -------------------------------------------
                                                 (City, State, Zip)

The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

FOURTH: If changing the principal place of business address ONLY, the new address is:
                    ------------------------------------------------------------

                         Signature: /s/ Wayne Vinson
                                   ---------------------------------------------

                         Title:          President
                               -------------------------------------------------


                                                                    Revised 7/97

STATE OF COLORADO
DONETTA DAVIDSON
SECRETARY OF STATE
1560 BROADWAY STE 200
DENVER, CO 80202-5169

RETURN SERVICE REQUESTED


                                                     20021334763     M
PERIODIC REPORT                                      $ 25.00
                                                     SECRETARY OF STATE
Fee  $25.00 due on or                                2-04-2002 15:34:29
before 02/28/2003

19981223954    DPC                                   NATURAL GAS SERVICES GROUP
STATE/COUNTRY OF INC. CO.                            SMITH THOMAS S
                                                     370 17th STREET STE 4700
                                                     DENVER CO 80202

                 Official Business - Colorado Secretary of State
       Save $$! E-file this report at www.sos.state.co.us/periodic-report


This is a PERIODIC REPORT made on behalf of the entity identified on the reverse side. This Report must be typed or, if legible, it may be hand written. Report current information for the following items. Complete items 1 through 4 or this Report will be rejected. All addresses must be complete.

1. Name of individual completing Report: Thomas S. Smith
                                        ----------------------------------------

2. Name of entity's Registered Agent: Thomas S. Smith,Esq.
                                     -------------------------------------------
3. Street Address of entity's Registered Office(must be in Colorado):
370 17th St., Suite 4700 Denver, Co 80202
--------------------------------------------------------------------------------

If mail is undeliverable to this address, ALSO include a P.O. box address:
                                                                          ------
4. Address of entity's Principal Office:        Same as previous report
                                        ----------------------------------------
Optional: 5. Additional mailing address for entity:
                                                   -----------------------------
Optional: 6. Entity's e-mail address
                                    --------------------------------------------

If more space is required for any of the above items, continue on an attached 8 1/2 x 1 I sheet and check here

Deliver this Report to:
Colorado Secretary of State
1560 Broadway Ste 200
Denver CO 80202-5169

Include the fee stated on reverse, payable to: Colorado Secretary of State. This report must be received (not postmarked) on or before the due date stated on the reverse side.

For more information, call 303-894-2200 press 2, fax 303-869-4864, e-mail sos.business@state.co.us, or visit our Web site, www.sos.state.co.us and view existing information.
No Signature Required                           Form 7.90.501.1 revised 9/11/200

STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT,
OR BOTH


Pursuant to Title 7, Colorado Revised Statutes (C.R.S.), the individual named below causes the following statement to be delivered to the Colorado Secretary of State for filing:

1. The name of the entity is: NATURAL GAS SERVICES GROUP, INC.

2. The entity is organized under the laws of: THE STATE OF COLORADO

3. The street  address of its  current  registered  office is:
                                                     370 17th  STREET,
                                                     SUITE 4700 DENVER, CO 80202

4. The street address of the new registered office is: 1625 BROADWAY, SUITE 1600
                                                       DENVER, CO 80202

5. The name of its current registered agent is: THOMAS S. SMITH

6. The name of its new registered agent is: THOMAS S. SMITH

7. If the registered agent is changing the street address of the registered agent's business address, notice of the change has been given to the above named entity.

8. The street addresses of its registered office and of the business office of its registered agent, as changed, will be identical.

9. The (a) name, and (b) mailing address, of the individual who causes this doucment to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused, are: THOMAS S. SMITH, ESQ. c/o JONES & KELLER, P.C., 1625 BROADWAY, SUITE 1600, DENVER, COLORADO 80202.

                              ARTICLES OF AMENDMENT
                                     TO THE
                        AMENDED ARTICLES OF INCORPORATION
                       OF NATURAL GAS SERVICES GROUP, INC.


         Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned Corporation adoptes the following Articles of Amendment to tis Amended Articles of Incorporation:

         FIRST: The name of the Corporation is Natural Gas Services Group, Inc.

         SECOND: The following amendment to the Amended Articles of Incorporation was duly adopted by a vote of the shareholders at a meeting held on June 18, 2003; and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

         The first paragraph of Section II.6 of Article II of the Articles of Incorporation is hereby amended to chagne the number of shares of 10% Convertible Series A Preferred Stock from 1,177,000 to 381,654.

         The (a) name, and (b) mailing address, of the individual who caused this document to be delivered for filing, and to whom the Secretary of State may deliver notice of filing if this document is refused, is: Scott W. Sparkman, Secretary, Natural Gas Services Group, Inc., 2911 South County Road 1260, Midland,Texas 79706

                               ARTICLES OF MERGER
                                     MERGING
                          GREAT LAKES COMPRESSION, INC.
                                      INTO
                        NATURAL GAS SERVICES GROUP, INC.


         ARTICLES OF MERGER entered into this 3rd day of December, 2003, by and between Natural Gas Services Group, Inc., a Colorado corporation, and Great Lakes Compression, Inc., a Colorado corporation.

         THIS IS TO CERTIFY:

         FIRST: NATURAL GAS SERVICES GROUP, INC., a corporation incorporated under the Colorado Business Corporation Act on December 17, 1998 and existing under the laws of the State of Colorado (hereinafter sometimes referred to as the "Parent Corporation"), and Great Lakes Compression, Inc., a corporation incorporated under the Colorado Business Corporations Act on February 6, 2001 and existing under the laws of the State of Colorado (hereinafter sometimes referred to as the "Subsidiary Corporation") agree that the Subsidiary
Corporation shall be merged into the Parent Corporation. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in these Articles of Merger. In addition, the Plan of Merger, as required by Sections 7-111-104 and 7-111-105(a) of the Colorado Business Corporations Act, is set forth below and contained within these Articles of Merger.

         SECOND: The Parent Corporation shall survive the merger and continue under the name of "NATURAL GAS SERVICES GROUP, INC."

         THIRD: The parties to these Articles of Merger are Parent Corporation and Subsidiary Corporation.

         FOURTH: No amendment is made to the Articles of Incorporation of Parent Corporation, the surviving corporation, as part of the merger.

         FIFTH: The total number of shares of stock of all classes that the Parent Corporation has authority to issue is 30,000,000 shares of common stock and 5,000,000 shares of preferred stock. The total number of shares of stock of all classes which the Subsidiary Corporation has authority to issue is 15,000 shares of common stock and 1,000 shares of preferred stock (hereinafter referred to as the "Subsidiary Stock").

         SIXTH: Immediately before the merger, 100% of the outstanding shares of each class of the Subsidiary Corporation were owned by the Parent Corporation.

         SEVENTH: All issued shares of the Subsidiary Stock which are owned by the Parent Corporation, and all shares of the Subsidiary Stock held in its treasury, on the date of the merger shall be cancelled without consideration on the effective date of the merger.

         EIGHTH: The principal office of the Subsidiary Corporation is located at 2911 SCR 1260, Midland, Texas 79706.

         NINTH: The name and address of the registered agent of the Parent Corporation in Colorado, the State of its incorporation, service of process upon whom shall bind such corporation in any action, suit or proceeding pending at the time of filing these Articles of Merger or thereafter instituted or filed against it, are: Thomas S. Smith, 1625 Broadway, Suite 1600, Denver, CO 80202.

         TENTH: These Articles of Merger and the merger were not required to be approved by either the shareholder of the Subsidiary Corporation or the shareholders of the Parent Corporation.

         ELEVENTH: These Articles of Merger and the merger to be effected hereby were duly advised, authorized and approved by resolution adopted by a majority vote of the entire board of directors of the Parent Corporation on December 3, 2003, and thus the merger was authorized and approved by the Parent Corporation in the manner and by the vote required by the laws of the State of Colorado and by the Articles of Incorporation and Bylaws of said corporation. The approval of these Articles of Merger was duly authorized by all action required by the laws under which Parent Corporation was incorporated or organized and by its constituent documents.

         TWELFTH: The effective date of this merger shall be on January 1, 2004, and such effective date complies with Section 7-111-104(5) of the Colorado Business Corporations Act.

         THIRTEENTH: The (a) name, and (b) mailing address, of the individual who caused this document to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused, is: Scott W. Sparkman, Secretary, Natural Gas Services Group, Inc., 2911 South County Road 1260, Midland, Texas 79706.

         FOURTEENTH: Parent Corporation will be responsible for the payment of all fees and franchise taxes of the Subsidiary Corporation and Parent Corporation will be obligated to pay such fees and franchise taxes if the same are not timely paid.

                               ARTICLES OF MERGER
                                     MERGING
                                NGE LEASING, INC.
                                      INTO
                        NATURAL GAS SERVICES GROUP, INC.


         ARTICLES OF MERGER entered into this 3rd day of December, 2003, by and between Natural Gas Services Group, Inc., a Colorado corporation, and NGE Leasing, Inc., a Texas corporation.

         THIS IS TO CERTIFY:

         FIRST: NATURAL GAS SERVICES GROUP, INC., a corporation incorporated under the Colorado Business Corporation Act on December 17, 1998 and existing under the laws of the State of Colorado (hereinafter sometimes referred to as the "Parent Corporation"), and NGE Leasing, Inc., a corporation incorporated under the Texas Business Corporations Act on February 5, 1996 and existing under the laws of the State of Texas (hereinafter sometimes referred to as the "Subsidiary Corporation") agree that the Subsidiary Corporation shall be merged into the Parent Corporation. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in these Articles of Merger. In addition, the Plan of Merger, as required by Sections 7-111-104 and 7-111-105(a) of the Colorado Business Corporations Act, is set forth below and contained within these Articles of Merger.

         SECOND: The Parent Corporation shall survive the merger and continue under the name of "NATURAL GAS SERVICES GROUP, INC."

         THIRD: The parties to these Articles of Merger are Parent Corporation and Subsidiary Corporation.

         FOURTH: No amendment is made to the Articles of Incorporation of Parent Corporation, the surviving corporation, as part of the merger.

         FIFTH: The total number of shares of stock of all classes that the Parent Corporation has authority to issue is 30,000,000 shares of common stock and 5,000,000 shares of preferred stock. The total number of shares of stock of all classes which the Subsidiary Corporation has authority to issue is 1,000 shares of common stock (hereinafter referred to as the "Subsidiary Stock").

         SIXTH: Immediately before the merger, 100% of the outstanding shares of each class of the Subsidiary Corporation were owned by the Parent Corporation.

         SEVENTH: All issued shares of the Subsidiary Stock which are owned by the Parent Corporation, and all shares of the Subsidiary Stock held in its treasury, on the date of the merger shall be cancelled without consideration on the effective date of the merger.

         EIGHTH: The principal office of the Subsidiary Corporation is located at 2911 SCR 1260, Midland, Texas 79706.

         NINTH: The name and address of the registered agent of the Parent Corporation in Colorado, the State of its incorporation, service of process upon whom shall bind such corporation in any action, suit or proceeding pending at the time of filing these Articles of Merger or thereafter instituted or filed against it, are: Thomas S. Smith, 1625 Broadway, Suite 1600, Denver, CO 80202.

         TENTH: These Articles of Merger and the merger were not required to be approved by either the shareholder of the Subsidiary Corporation or the shareholders of the Parent Corporation.

         ELEVENTH: These Articles of Merger and the merger to be effected hereby were duly advised, authorized and approved by resolution adopted by a majority vote of the entire board of directors of the Parent Corporation on December 3, 2003, and thus the merger was authorized and approved by the Parent Corporation in the manner and by the vote required by the laws of the States of Colorado and Texas and by the Articles of Incorporation and Bylaws of said corporation. The approval of these Articles of Merger was duly authorized by all action required by the laws under which Parent Corporation was incorporated or organized and by its constituent documents.

         TWELFTH: The effective date of this merger shall be on January 1, 2004, and such effective date complies with Section 7-111-104(5) of the Colorado Business Corporations Act.

         THIRTEENTH: The (a) name, and (b) mailing address, of the individual who caused this document to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused, is: Scott W. Sparkman, Secretary, Natural Gas Services Group, Inc., 2911 South County Road 1260, Midland, Texas 79706.

         FOURTEENTH: Parent Corporation will be responsible for the payment of all fees and franchise taxes of the Subsidiary Corporation and Parent Corporation will be obligated to pay such fees and franchise taxes if the same are not timely paid.

         IN WITNESS WHEREOF, NATURAL GAS SERVICES GROUP, INC. has caused these Articles of Merger to be signed in its name and on its behalf by its president and witnessed or attested by its secretary as of the 3rd day of December, 2003.

NATURAL GAS SERVICES GROUP, INC.


By:      /s/ Wayne L. Vinson
   -------------------------------
Name:  Wayne L. Vinson
Its:     President


ATTEST:

By:      /s/ Scott W. Sparkman
   -------------------------------
Name:  Scott W. Sparkman
Its:     Secretary

                               ARTICLES OF MERGER
                                     MERGING
                            ROTARY GAS SYSTEMS, INC.
                                      INTO
                        NATURAL GAS SERVICES GROUP, INC.


         ARTICLES OF MERGER entered into this 3rd day of December, 2003, by and between Natural Gas Services Group, Inc., a Colorado corporation, and Rotary Gas Systems, Inc., a Texas corporation.

         THIS IS TO CERTIFY:

         FIRST: NATURAL GAS SERVICES GROUP, INC., a corporation incorporated under the Colorado Business Corporation Act on December 17, 1998 and existing under the laws of the State of Colorado (hereinafter sometimes referred to as the "Parent Corporation"), and Rotary Gas Systems, Inc., a corporation incorporated under the Texas Business Corporations Act on November 2, 1989 and existing under the laws of the State of Texas (hereinafter sometimes referred to as the "Subsidiary Corporation") agree that the Subsidiary Corporation shall be merged into the Parent Corporation. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in these Articles of Merger. In addition, the Plan of Merger, as required by Sections 7-111-104 and 7-111-105(a) of the Colorado Business Corporations Act, is set forth below and contained within these Articles of Merger.

         SECOND: The Parent Corporation shall survive the merger and continue under the name of "NATURAL GAS SERVICES GROUP, INC."

         THIRD: The parties to these Articles of Merger are Parent Corporation and Subsidiary Corporation.

         FOURTH: No amendment is made to the Articles of Incorporation of Parent Corporation, the surviving corporation, as part of the merger.

         FIFTH: The total number of shares of stock of all classes that the Parent Corporation has authority to issue is 30,000,000 shares of common stock and 5,000,000 shares of preferred stock. The total number of shares of stock of all classes which the Subsidiary Corporation has authority to issue is 1,000,000 shares of common stock (hereinafter referred to as the "Subsidiary Stock").

         SIXTH: Immediately before the merger, 100% of the outstanding shares of each class of the Subsidiary Corporation were owned by the Parent Corporation.

         SEVENTH: All issued shares of the Subsidiary Stock which are owned by the Parent Corporation, and all shares of the Subsidiary Stock held in its treasury, on the date of the merger shall be cancelled without consideration on the effective date of the merger.

         EIGHTH: The principal office of the Subsidiary Corporation is located at 2911 SCR 1260, Midland, Texas 79706.

         NINTH: The name and address of the registered agent of the Parent Corporation in Colorado, the State of its incorporation, service of process upon whom shall bind such corporation in any action, suit or proceeding pending at the time of filing these Articles of Merger or thereafter instituted or filed against it, are: Thomas S. Smith, 1625 Broadway, Suite 1600, Denver, CO 80202.

         TENTH: These Articles of Merger and the merger were not required to be approved by either the shareholder of the Subsidiary Corporation or the shareholders of the Parent Corporation.

         ELEVENTH: These Articles of Merger and the merger to be effected hereby were duly advised, authorized and approved by resolution adopted by a majority vote of the entire board of directors of the Parent Corporation on December 3, 2003, and thus the merger was authorized and approved by the Parent Corporation in the manner and by the vote required by the laws of the States of Colorado and Texas and by the Articles of Incorporation and Bylaws of said corporation. The approval of these Articles of Merger was duly authorized by all action required by the laws under which Parent Corporation was incorporated or organized and by its constituent documents.

         TWELFTH: The effective date of this merger shall be on January 1, 2004, and such effective date complies with Section 7-111-104(5) of the Colorado Business Corporations Act.

         THIRTEENTH: The (a) name, and (b) mailing address, of the individual who caused this document to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused, is: Scott W. Sparkman, Secretary, Natural Gas Services Group, Inc., 2911 South County Road 1260, Midland, Texas 79706.

         FOURTEENTH: Parent Corporation will be responsible for the payment of all fees and franchise taxes of the Subsidiary Corporation and Parent Corporation will be obligated to pay such fees and franchise taxes if the same are not timely paid.

         IN WITNESS WHEREOF, NATURAL GAS SERVICES GROUP, INC. has caused these Articles of Merger to be signed in its name and on its behalf by its president and witnessed or attested by its secretary as of the 3rd day of December, 2003.

NATURAL GAS SERVICES GROUP, INC.


By:      /s/ Wayne L. Vinson
   ----------------------------------
Name:  Wayne L. Vinson
Its:     President


ATTEST:

By:      /s/ Scott W. Sparkman
   ----------------------------------
Name:  Scott W. Sparkman
Its:     Secretary

2004 Periodic Report                                 DONETTA DAVIDSON
                                                     Colorado Secretary of State


File Number:      20041003202
Filing Fee:       $10.00
Filed:            January 6, 2004 11:30 AM MST


Entity ID Number: 19981223954
Entity Name:      NATURAL GAS SERVICES GROUP, INC.




Jurisdiction of Formation                       CO

Person responsible for accuracy                 Thomas S. Smith
of report data:                                 1625 Broadway, Suite 1600
                                                Denver, Colorado  80202


Name of Entity's Registered Agent:              THOMAS S. SMITH


Street Address of Registered Office:            1625 BROADWAY, SUITE 1600
                                                DENVER, CO 80202


*PO Box Addr of Registered Office:


Address of Entity's Principal Office:           2911 SOUTH COUNTY ROAD 1260
                                                MIDLAND, TX 79706, United States


*Entity's Additional Mailing Address:




*Denotes optional information that is not required by law.
If no information is displayed for this item, none was reported by the reporting entity. All information available to the Secretary of State is displayed above.

NOTICE:
This "image" is merely a display of information that was filed electronically. It is ot an image that was created by optically scanning a paper document. No such paper document was filed. Consequently, no copy of a paper document is available regarding this filing.

Questions? Contact the Business Division. For contact information, please visit the Secretary of State's web site.

STATEMENT OF CHANGE OF REGISTERED OFFICE
OR REGISTERED AGENT, OR BOTH

Form 150 NOT VALID AFTER JUNE 30, 2004
         -----------------------------

Read about new Forms at www.sos.state.co.us
                        -------------------
Filing fee: $5.00
Deliver 3* copies to: Colorado Secretary of State
Business Division, 1560 Brodway, Suite 200
Denver, CO 80202-5169
This document must be typed or machine printed
Copies of filed documents may be obtained at www.sos.state.co.us
                                             -------------------

                                                 ABOVE SPACE FOR OFFICE USE ONLY

Pursuant  to Title 7 and part 3 of  article  90 of  title  7,  Colorado  Revised
Statutes (C.R.S.), the following statement is delivered to the Colorado Secretary of State for filing:

1. The name of the entity is: Natural Gas Services Group,  Inc.
                             ---------------------------------------------------
(must be exactly as shown on the records of the Secretary of State)

organized under the laws of     Colorado (state or country of origin)
                            ----------------

2. If above entity is foreign, the assumed entity name, if any, currently using in Colorado:

--------------------------------------------------------------------------------

3. The street address of its current registered office (according to the existing records of the Secretary of State) is:
1625 Broadway, Ste 1600, Denver, Colorado 80202
--------------------------------------------------------------------------------

4. If the registered office address is to be changed, the street address of the new registered office is:
25125 East Plymouth  Circle,  Aurora,  Colorado 80016
--------------------------------------------------------------------------------
(must be a street or other plysical address in Colorado) If mail is undeliverable to this address, ALSO include a post office box address:
                                                                      ----------

5. The name of its current registered agent is (according to the existing records of the Secretary of State):

Thomas S. Smith
--------------------------------------------------------------------------------

6. If the registered agent is to be changed, the name of the new registered agent is:
         -----------------------------------------------------------------------

7. If the registered agent is changing the street address of the registered agent's business address, notice of the change has been given to the above named entity.

8. The street addresses of its registered office and of the business office of its registered agent, as changed, will be identical.

9. (Optional) Address of its principal place of business is:

and if changed, the new address of its principal place of business is:
                                                                      ----------

10. The (a) name, and (b) mailing address, of the individual who causes this doucment to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused, are:

Thomas S. Smith, 25125 East Plymouth Circle, Aurora, Colorado 80016
--------------------------------------------------------------------------------
Please refer to ss.7-90-301(8), C.R.S.


*NOTE: If this document is changing the registered office or registered agent, the Secretary of State must deliver a copy of the document (1) to the registered office as last designated before the change and (2) to the principal office of the entity.

Disclaimer: This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as apublic service without represtation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.